SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 8, 2003

                Date of Report (Date of earliest event reported)


                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)




       DELAWARE                       000-30229                 04-3387074
       --------                       ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
 of Incorporation)                                           Identification No.)


                 5 CARLISLE ROAD, WESTFORD, MASSACHUSETTS 01886
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 692-8999

              (Registrant's telephone number, including area code)


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Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On October 8, 2003, Sonus Networks, Inc. issued a press release providing financial results for the fiscal quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto.

         The press release attached as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about Sonus' business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Sonus' business are set forth in the documents filed by Sonus with the Securities and Exchange Commission.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 8, 2003                 SONUS NETWORKS, INC.
                                      By:
                                      /s/ Stephen J. Nill____________________
                                      Stephen J. Nill
                                      Chief Financial Officer, Vice President of
                                      Finance and Administration and Treasurer




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                                  Exhibit Index

99.1 Press release dated October 8, 2003 reporting the financial results of Sonus Networks, Inc. for the fiscal quarter ended September 30, 2003.